EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Schedule of Earnings Per Share
Basic earnings per share (“EPS”) is calculated by dividing net (loss) income by the weighted average number of common shares outstanding for the period. Diluted EPS is calculated by dividing net income by the weighted average number of common shares and potentially dilutive common share equivalents outstanding during the period. There were no potentially dilutive common share equivalents for any of the periods presented.

	Successor	Predecessor
	For the period April 9 to December 31, 2019	For the period January 1 to April 8, 2019	For the year ended December 31,
In thousands of U.S. dollars			2018	2017
Numerator
Net Loss	(11,453)	(7,663)	(197,294)	(29,326)
Denominator
Basic and diluted - Weighted Average Common Shares Outstanding	20,481,174	7,374,069	6,263,094	5,499,561

Loss per Common Share
Basic and diluted	(0.56)	(1.04)	(31.50)	(5.33)